                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  March 3, 1999


                             ROSELAND OIL AND GAS INC.
             (Exact name of registrant as specified in its charter)


                                    Oklahoma
                 (State or other jurisdiction of incorporation)

         0-9355                                           87-0352095
(Commission File Number)                       (IRS Employer Identification No.)


1720 Northwest Highway, Suite 320, Garland, Texas            75041
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (972) 686-0369

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective March 3, 1999, the Board of Directors of the Company approved the engagement of Weaver and Tidwell L.L.P. ("WT") as the Company's independent auditors for the fiscal year ending June 30, 1998 to replace the firm of Hoffman McBride & Co. P.C. ("Hoffman") who merged into WT effective November 1, 1998.

Hoffman was affirmed by the Board of Directors following the death of the Accountant previously affirmed by the Shareholders at the June 24, 1998 Shareholder's Meeting. The Accountants of Hoffman are the same personnel now working with the accounting firm of WT.

In connection with the audit of the Company's financial statements for the fiscal year ending June 30, 1998, there were no disagreements with Hoffman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hoffman would have caused Hoffman to make reference to the matter in their reports.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)(b)   None

Exhibits
(c)      None


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 1999

ROSELAND OIL AND GAS INC.


By: /s/ Calvin Wallen III
    ---------------------
     Calvin Wallen III,
     President





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